UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01         Other Events

On September 29, 2017, the Board of Directors of Opportunity Bank of Montana (the “Bank”), a wholly owned subsidiary of Eagle Bancorp Montana, Inc. (the “Company”), appointed Mark A. O’Neill as Senior Vice President/Chief Lending Officer of the Bank, effective October 1, 2017.

Mr. O’Neill joined the Bank in February 2016 as Butte Market President. He served in management positions at Wells Fargo in Montana from 1996 to 2015, and one year as Senior Lender at a community bank in Butte, Montana. Mr. O’Neill has served on the board of the Butte Local Development Corporation since 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.
Date: October 4, 2017	By:	/s/ Peter J. Johnson Peter J. Johnson President and Chief Executive Officer

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